UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

 Pursuant to Section 13 or 15 (d) of
 the Securities Exchange Act of 1934

Date of Report: March 20, 2009

MIDAS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

01-13409	36-4180556
(Commission File Number)	(IRS Employer Identification No.)
1300 Arlington Heights Road, Itasca, Illinois	60143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 438-3000

Item 2.02     Results of Operations and Financial Condition.

Press release:  Midas delays filing Annual Report on Form 10-K; additional pension expenses will affect 2006-2008 results; 2008 earnings per diluted share revised to $0.56 from $0.57

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 20, 2009	MIDAS, INC.

		By:	/s/ William M. Guzik
William M. Guzik
Chief Financial Officer